BILL OF SALE AND ASSIGNMENT



         FOR  VALUE   RECEIVED,   PowerTrader   Software   Inc.,  a  corporation
incorporated pursuant to the laws of the Province of British Columbia ("Seller"), to PowerTrader, Inc., a Delaware corporation and parent of Seller ("Buyer"), the receipt and sufficiency of which consideration is hereby acknowledged, Seller by these presents does hereby convey, grant, bargain, sell, transfer, set over, assign, deliver and confirm unto Buyer and its successors and assigns, forever, all of Seller's right, title and interest in and to the assets set forth Exhibit A attached hereto (the "Assets");


         TO HAVE AND TO HOLD the same unto Buyer and its successors and assigns forever. Seller hereby covenants and agrees, from time to time as reasonably requested by Buyer, its successors and assigns, that Seller will do, execute, acknowledge and deliver such documents and instruments and take such further actions as may be reasonably proper and necessary with respect to the conveying, transferring and assigning of the Assets to Buyer and to carry out the intent of the Agreement, and to vest in Buyer the entire right, title and interest of Seller in and to all of the Assets, subject to the terms of the Agreement.


         Seller hereby warrants that: (i) Seller is the owner of the Assets and has full right and title thereto and authority to convey the same; (ii) the Assets are free and clear of all liens and encumbrances; and (iii) Seller will WARRANT AND DEFEND Buyer's title to the Assets against the lawful claims of all persons.

         This Bill of Sale shall be governed by and construed in accordance with the internal substantive laws of the State of Delaware.

         IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be executed as of the ______ day of February 1999.


                                          PowerTrader Software Inc.



                                           By:
                                               ---------------------------------

                                   EXHIBIT "A"


         1. All right, title and interest in and to the following software components:

              o    PowerTrader Pro-Vision

              o    PowerTrader Analyst

              o    Server

              o    Data Manager

              o    Formula One

              o    Financial Wire Internet Software

         2. All right, title and interest in and to the following tradenames and registration thereof

              o    PowerTrader

              o    PowerTrader Analyst